Exhibit 99(i)
                                                                    Page 1 of 2

                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                                   Exhibit Index

                       Fiscal Year Ended September 30, 1995

                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     99(i)        Exhibit Index                                    Ex-99.1

      3(i)        Charter of the Company and All Amendments        Ex-3.1
                  Thereto

     10(lxix)     Gas Storage Agreement No. 1626 between the       Ex-10.69
                  Company and Tennessee Gas Pipeline Company

     10(lxx)      Gas Transportation Agreement No. 2498            Ex-10.70
                  between the Company and Tennessee Gas
                  Pipeline Company

     10(lxxi)     Gas Transportation Agreement No. 3900            Ex-10.71
                  between the Company and Tennessee Gas
                  Pipeline Company
     10(lxxii)    Gas Transportation Agreement No. 3901            Ex-10.72
                  between the Company and Tennessee Gas
                  Pipeline Company

     10(lxxiii)   Gas Transportation Agreement No. 2075            Ex-10.73
                  between the Company and Tennessee Gas
                  Pipeline Company

     10(lxxiv)    Gas Storage Agreement No. 6445 between the       Ex-10.74
                  Company and Tennessee Gas Pipeline Company

     10(lxxv)     Gas Transportation Agreement No. 9283            Ex-10.75
                  between the Company and Tennessee Gas
                  Pipeline Company

     10(lxxvi)    Second Amendment to Connecticut Natural          Ex-10.76
                  Gas Corporation Employee Savings Plan

     10(lxxvii)   Second Amendment to Connecticut Natural          Ex-10.77
                  Gas Corporation Union Employee Savings
                  Plan

     10(lxxviii)  Third Amendment to Connecticut Natural Gas       Ex-10.78
                  Corporation Union Employee Savings Plan

     10(lxxix)    Amendment to Connecticut Natural Gas             Ex-10.79
                  Corporation Officers' Retirement Plan

     10(lxxx)     Third Amendment to Connecticut Natural Gas       Ex-10.80
                  Corporation Deferred Compensation Plan
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                                                                  Exhibit 99(i)
                                                                    Page 2 of 2

                        CONNECTICUT NATURAL GAS CORPORATION
                            Annual Report on Form 10-K
                             Exhibit Index (concluded)

                       Fiscal Year Ended September 30, 1995


                                                                  Document
         Item                     Description                    Description
     ------------                 -----------                   ------------

     10(lxxxi)    Third Amendment to The Connecticut Natural       Ex-10.81
                  Gas Corporation Officers' Retirement Plan
                  and Deferred Compensation Plan Trust
                  Agreement

     10(lxxxii)   Second Amendment to Restricted Stock             Ex-10.82
                  Agreement

     10(lxxxiii)  Third Amendment to Restricted Stock              Ex-10.83
                  Agreement

     10(lxxxiv)   Amended and Restated CNG Nonemployee             Ex-10.84
                  Directors' Fee Plan
     10(lxxxv)    CNG Nonemployee Directors' Fee Plan Trust        Ex-10.85
                  Agreement

     10(lxxxvi)   HSC Termination Agreement among The              Ex-10.86
                  Hartford Steam Company, Connecticut
                  Natural Gas Corporation, Energy Networks,
                  Inc. and Hartford, Cogeneration Limited
                  Partnership

     11           Computation of Consolidated Primary and          Ex-11
                  Fully Diluted Earnings Per Share

     21           Subsidiaries of the Registrant                   Ex-21

     23           Consent of Independent Public Accountants        Ex-23

     24           Power of Attorney                                Ex-24

     27           Financial Data Schedule                          Ex-27
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